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                                                                   EXHIBIT 10.22

                                                                  EXECUTION COPY


                 AMENDMENT TO AGREEMENT AND PLAN OF ORGANIZATION

    This AMENDMENT (the "Amendment") to the Agreement and Plan of Organization, dated as of June 1, 1999 (as in effect on the date hereof, but without giving effect to this Amendment, the "Agreement"), by and among Luminant Worldwide Corporation, a Delaware corporation (f/k/a Clarant, Inc. and referred to herein as "Luminant"), Interactive8 Acquisition Corp., a New York corporation ("Newco"), Interactive8, Inc., a New York corporation (the "Company") and the stockholders named therein (the "Stockholders"), is made and entered into as of September 2, 1999.

                                    RECITALS

     A. Luminant, Newco, the Company and Stockholders have determined that it is in their best interests to revise the Agreement.

     B. Luminant, Newco, the Company and Stockholders desire to amend the Agreement on the terms and subject to the conditions set forth herein.

     C. All of the Other Founding Companies have simultaneously agreed to amend the Other Agreements.

     NOW, THEREFORE, in consideration of the agreements set forth herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. The term "Shares" means shares of Luminant Common Stock. The term "Initial Holdings" means the number of Shares issued to the Stockholders at the Closing. All defined terms in the Agreement using the word "Clarant" are hereby revised to use the word "Luminant."

2. The Agreement is amended to provide that the references in the Agreement to "this Agreement" or "the Agreement" (including indirect references such as "hereunder," "hereby," "herein" and "hereof") shall be deemed to be references to the Agreement as amended hereby. To the extent that any provisions of the Agreement as in effect prior to the effectiveness of this Amendment conflict with or contradict the provisions of this Amendment, the provisions of this Amendment shall control and shall supersede such inconsistent provisions.

3. Section 3.1 is hereby deleted in its entirety and replaced with the following:



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          3.1 MERGER CONSIDERATION; TENDER. At the Closing, Luminant shall deliver to the Stockholders of the Company the consideration allocable pro rata to each such holder (the "Merger Consideration") as follows:

            (a) upon the surrender by each of the Company's Stockholders of his or her certificates for shares of Company Stock each of the Accredited Stockholders shall receive (A) the number of shares of Luminant Common Stock allocable to such Accredited Stockholder pursuant to
       EXHIBIT 2.1(a) and (B) the amount of cash allocable to such Accredited Stockholder pursuant to EXHIBIT 2.1(a); and

            (b) The cash portion of the Merger Consideration allocable to each Accredited Stockholder of the Company shall be paid by wire transfer to the accounts of each such holder pursuant to the wire transfer instructions given on EXHIBIT 16(f)(iii).

4.   Article 7 is hereby amended by adding the following new Section 7.15:

          7.15 EXERCISE OF OPTIONS BEFORE IPO. The Stockholders agree to use their commercially reasonable best efforts to cause holders of Options and Convertible Securities, if any, that are currently exercisable or that will become exercisable prior to Closing to refrain from exercising such Options and/or Convertible Securities prior to the Closing.

5. Article 10 is hereby amended by adding the following new Sections 10.7 and 10.8:

          10.7 FORM S-8 FILING. Within thirty (30) days after the Closing, Luminant agrees to file a registration statement on Form S-8 pursuant to which eligible Persons holding options to purchase Shares will be permitted to sell Shares to the public. Persons holding the "Vested Options" in Luminant identified on EXHIBIT 2.1(a) shall be prohibited from exercising the Vested Options for a period of thirty (30) days following the Closing.

          10.8 OPTIONS AND CONVERTIBLE SECURITIES. At the Closing, all Options (as shown on EXHIBIT 5.3) shall be treated as set forth on SCHEDULE 10.8; provided, however, that fifty percent (50%) of the vested Options shall be terminated in consideration for cash consideration, the amount of which will be determined in accordance with SCHEDULE 10.8, the effect of which the parties intend to be expense items for the Company without corresponding income items for income tax purposes.

6. Section 12.1(b) is hereby amended by deleting "December 31, 1999" on the sixth line and inserting "October 15, 1999."

7. The third sentence of Section 17.1 is hereby deleted in its entirety and replaced with the following:

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       In addition, if Luminant is advised in writing in good faith by any managing underwriter of an underwritten offering of the securities being offered pursuant to any registration statement under this Section 17.1 that the number of Shares offered by any Persons (including Luminant) is greater than the number of Shares that can be offered without adversely affecting the offering, Luminant may reduce the number of Shares to be offered by first reducing the number of Shares to be offered by Persons other than Luminant, the Stockholders and the members and stockholders of the Other Founding Companies, and second by reducing pro rata the number of Shares to be offered by Luminant, the Stockholders and the members and stockholders of the Other Founding Companies; provided however that in no event shall the Shares to be offered by Luminant be reduced to less than fifty percent (50%) of the offering; further provided that if the number of Shares to be offered by Luminant is already less than or equal to fifty percent (50%) of the offering, then the number of Shares to be offered by Luminant shall not be reduced. Subject to the foregoing, the reduction in the Shares offered by Luminant and the Stockholders and the stockholders and members of the Other Founding Companies shall be effected on a pro rata basis; provided that to the extent that a member or stockholder of a Founding Company has sold (in that or a previous offering), or is being provided the right to sell, fifteen percent (15%) or more of his or her Initial Holdings pursuant to any registration under this Section 17.1, such holder's rights to be included in the offering shall be subordinate to the rights of Luminant and the other members and stockholders of the Founding Companies.

8.   Article 17 is hereby amended by adding the following new Section 17.6:

          17.6 SALE IN OVER-ALLOTMENT. The managing underwriter of the IPO has requested an over-allotment option relating to the IPO (the "Green Shoe"). Luminant will provide the opportunity to each of the Stockholders to sell up to fifteen percent (15%) of the Stockholder's Initial Holdings pursuant to the Green Shoe; provided however that Luminant may reduce pro rata the number of Shares to be sold by the Stockholder, the other Stockholder and the other members and stockholders of the Other Founding Companies pursuant to the Green Shoe if: (a) Luminant determines that the inclusion of all or any portion of the Stockholder's Shares or the aggregate number of Shares proposed to be sold pursuant to the Green Shoe by all members and stockholders of the Founding Companies could adversely affect the "tax free" status of the transactions contemplated in the Agreement and the Luminant Plan of Organization; or (b) in the aggregate, stockholders and members of the respective Founding Companies have subscribed to sell more Shares pursuant to the Green Shoe than the total number of Shares that may be sold pursuant to the Green Shoe. Any Stockholder desiring to sell Shares pursuant to the Green Shoe must execute the underwriting agreement relating to the IPO and otherwise comply with customary procedures for selling shareholders. Luminant agrees to pay the underwriting commissions and discounts payable in respect of Shares sold pursuant to the Green Shoe by the Stockholders.

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9.   Article 18 is hereby amended by deleting the definition of "Fully-Diluted."

10. EXHIBIT 2.1(a) of the Agreement is deleted in its entirety and replaced with the EXHIBIT 2.1(a) attached hereto.

11. EXHIBIT 3.3 is deleted in its entirety and replaced with the EXHIBIT 3.3 attached hereto.

12. Except as herein provided, the Agreement shall remain unchanged and in full force and effect.

                            [Signature Page Follows]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers or representatives, as of the date first above written.

                                   LUMINANT WORLDWIDE CORPORATION



                                    By: /s/ Guillermo G. Marmol
                                       -----------------------------------------
                                    Name:   Guillermo G. Marmol
                                    Title:  Chief Executive Officer


                                    INTERACTIVE8 ACQUISITION CORP.


                                    By: /s/ Guillermo G. Marmol
                                       -----------------------------------------
                                    Name:   Guillermo G. Marmol
                                    Title:  President


                                    INTERACTIVE8, INC.


                                    By: /s/ Douglas M. Rice
                                       -----------------------------------------
                                    Name:   Douglas M. Rice
                                    Title:  President


                                    STOCKHOLDERS:


                                       /S/ Douglas M. Rice
                                       -----------------------------------------
                                           Douglas M. Rice


                                       /s/ Morris William Markel
                                       -----------------------------------------
                                           Morris William Markel


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